SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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                        Date of Report (Date of earliest
                        event reported) December 31, 1997



                               CONMED CORPORATION
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             (Exact name of registrant as specified in its charter)



      NY                        0-16093                    16-0977505
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 (State of               (Commission File Number)        (IRS Employer
incorporation)                                         Identification No.)



   310 Broad Street, Utica New York                          13501
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(Address of principal executive offices)                   (Zip Code)


                                 (315) 797-8375
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                                       NA
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          (Former name or former address, if changed since last report)

Item 1.  Not Applicable.

Item 2.  Other Events.

         On December 31, 1997, CONMED Corporation acquired all the issued and outstanding shares of common stock of Linvatec Corporation, a Florida corporation, as well as certain related assets, from Bristol-Myers Squibb Company. The acquisition was funded entirely by borrowings under a secured Credit Agreement, dated as of December 29, 1997, among CONMED Corporation, the several banks and other financial institutions or entities from time to time parties thereto, Chase Securities Inc., as Syndication Agent, Salomon Brothers Holding Company, Inc., as Documentation Agent, and the Chase Manhattan Bank, as Administration Agent. CONMED Corporation's press release announcing the acquisition is attached hereto as Exhibit 99.1, which is incorporated by reference herein.

         The Stock and Asset Purchase Agreement dated as of November 26, 1997 between Bristol-Myers Squibb Company and CONMED Corporation, as amended by an amendment dated as of December 31, 1997, is attached hereto as Exhibit 21, which is incorporated by reference herein.

Items 3-4. Not Applicable.

Item 5.  Other Events.

         On December 29, 1997, CONMED entered into a Credit Agreement, dated as of December 29, 1997, among CONMED Corporation, the several banks and other financial institutions or entities from time to time parties thereto, Chase Securities Inc., as Syndication Agent, Salomon Brothers Holding Company, Inc., as Documentation Agent, and the Chase Manhattan Bank, as Administration Agent. The Credit Agreement provides for up to $450,000,000 of term and revolving credit loans. A copy of the Credit Agreement is filed herewith as Exhibit 10.1.

Item 6.  Not Applicable.

Item 7.  Financial Statements and Exhibits.

         (a) and (b) Financial statements of businesses
                     acquired and pro forma financial information for the post-acquisition company will be filed by amendment within the period permitted by Item 7(a)(4) of this Form.

         (c) Exhibits

                2.1(a) Stock and Asset Purchase Agreement dated as of November 26, 1997 between Bristol-Myers Squibb Company and CONMED Corporation, as amended by an amendment dated as of December 31, 1997.

                2.1(b) Amendment dated as of December 31, 1997, between Bristol-Myers Squibb Company and CONMED Corporation, to the Stock and Asset Purchase Agreement, dated as of November 26, 1997 between Bristol-Myers Squibb Company and CONMED.

                4.1      Warrant, dated as of December 31, 1997
                         issued to Bristol-Myers Squibb Company.

                10.1 Credit Agreement, dated as of December 29, 1997, among CONMED Corporation, the several banks and other financial institutions or entities from time to time parties to the Agreement, Chase Securities Inc., Salomon Brothers Holding Company, Inc., and the Chase Manhattan Bank.

                10.2     Guarantee and Collateral Agreement,
                         dated as of December 31, 1997, made by
                         CONMED Corporation and certain of its
                         subsidiaries in favor of the Chase
                         Manhattan Bank.

                99       Press release dated December 31, 1997.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CONMED CORPORATION



                                            By /s/ Robert D. Shallish, Jr.
                                              --------------------------------
                                               Name:  Robert D. Shallish, Jr.
                                               Title: Vice President - Finance




Date:  January 8, 1998